Rule 497(e)

Registration Nos. 333-168727 and 811-22452

FIRST TRUST SERIES FUND

FIRST TRUST AQA® EQUITY FUND
FIRST TRUST PREFERRED SECURITIES AND INCOME FUND
FIRST TRUST SHORT DURATION HIGH INCOME FUND
FIRST TRUST/CONFLUENCE SMALL CAP VALUE FUND
(each a “Fund”)

SUPPLEMENT TO EACH FUND’S PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION
DATED JULY 2, 2018

DATED JANUARY 8, 2019

1.	Notwithstanding anything to the contrary in each Fund’s prospectus or statement of additional information, as of January 8, 2019, Class I shares may be available to investors that purchase shares through financial intermediaries that, acting as agents on behalf of their customers, directly impose on shareholders sales charges or transaction fees (i.e., commissions) determined by the financial intermediary related to the purchase of Class I shares. These charges and fees are not disclosed in the prospectus or statement of additional information. Such purchases are not subject to the Class I minimum purchase requirements disclosed in the prospectus or statement of additional information. Shares of each Fund are available in other share classes that have different fees and expenses.
2.	Notwithstanding anything to the contrary in each Fund’s prospectus, the following is added as the second sentence under the heading “Summary Information – Fees and Expenses of the Fund”:
Investors purchasing Class I shares as “clean shares” may be subject to costs (including customary brokerage commissions) charged by their broker, which are not reflected in the table below.

PLEASE KEEP THIS SUPPLEMENT WITH YOUR FUND’S PROSPECTUS
AND STATEMENT OF ADDITIONAL INFORMATION FOR FUTURE REFERENCE.